UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

  FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 21, 2023

Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	TX	77389
(Address of principal executive offices)			(Zip code)

(678) 259-9860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On March 21, 2023, Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”) closed its previously announced registered public offering of $1,300,000,000 aggregate principal amount of 5.900% notes due 2024 (the “2024 Notes”) and $400,000,000 aggregate principal amount of 6.102% notes due 2026 (the “2026 Notes,” and together with the 2024 Notes, the “Notes”).

The 2024 Notes and the 2026 Notes were issued pursuant to a nineteenth supplemental indenture and twentieth supplemental indenture, respectively, each dated as of March 21, 2023 (collectively, the “Supplemental Indentures”) to the base indenture (the “Indenture”), dated as of October 9, 2015, between Hewlett Packard Enterprise and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). Copies of the Indenture and the Supplemental Indentures, each including the form of Notes attached thereto, are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 to this Current Report on Form 8-K and are incorporated herein by reference. A copy of the legal opinion of Gibson, Dunn & Crutcher LLP relating to the Notes is attached hereto as Exhibit 5.1.

Forward-looking statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe’’, “expect’’, “anticipate’’, “intend’’, “will’’, “estimates’’, “may’’, “likely’’, “could’’, “should’’ and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any statements concerning the closing of the offering of the Notes, the anticipated use of proceeds from the offering of the Notes, the further issuance of additional notes with identical terms as the Notes, the early redemption of the Notes or any conditions thereon, the availability of published Treasury maturities or investment ratings, the precise timing and delivery of payments, any statements of expectation or belief, and any statements of assumptions underlying any of the foregoing.

Risks, uncertainties, and assumptions include the need to address the many challenges facing Hewlett Packard Enterprise’s businesses; the competitive pressures faced by Hewlett Packard Enterprise’s businesses; risks associated with executing Hewlett Packard Enterprise’s strategy; the impact of macroeconomic and geopolitical trends and events, including but not limited to supply chain constraints, the inflationary environment, the ongoing conflict between Russia and Ukraine, and the relationship between China and the U.S.; the need to effectively manage third-party suppliers and distribute Hewlett Packard Enterprise’s products and services; the protection of Hewlett Packard Enterprise’s intellectual property assets, including intellectual property licensed from third parties and intellectual property shared with its former parent; risks associated with Hewlett Packard Enterprise’s international operations (including from pandemics and public health problems, such as the outbreak of COVID-19, and geopolitical events, such as those mentioned above); the development of and transition to new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by Hewlett Packard Enterprise and its suppliers, customers, clients, and partners, including any impact thereon resulting from macroeconomic or geopolitical events; the execution, integration, and other risks associated with business combination and investment transactions; changes in our product, lease, intellectual property, or real estate portfolio; the payment or non-payment of a dividend for any period; the efficacy of using non-GAAP, rather than GAAP, financial measures in business projections and planning; the judgments required in connection with determining revenue recognition; allowances for recovery of receivables and warranty obligations; the impacts of the Inflation Reduction Act of 2022 and related guidance or regulations; and other risks that are described in Hewlett Packard Enterprise’s filings with the Securities and Exchange Commission, including but not limited to the risks described in Hewlett Packard Enterprise’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022, Hewlett Packard Enterprise’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2023, and in other filings made by Hewlett Packard Enterprise from time to time with the Securities and Exchange Commission. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of October 9, 2015, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Hewlett Packard Enterprise’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2015).
4.2	Nineteenth Supplemental Indenture, dated as of March 21, 2023, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 5.900% notes due 2024.
4.3	Twentieth Supplemental Indenture, dated as of March 21, 2023, between Hewlett Packard Enterprise Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to Hewlett Packard Enterprise Company’s 6.102% notes due 2026.
4.4	Form of 5.900% notes due 2024 (contained in Exhibit 4.2).
4.5	Form of 6.102% notes due 2026 (contained in Exhibit 4.3).
5.1	Opinion of Gibson, Dunn & Crutcher LLP.
5.6	Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: March 21, 2023	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Corporate Secretary